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                                                                  EXHIBIT 10(g)


                              AMENDED AND RESTATED

                        HARTE-HANKS COMMUNICATIONS, INC.
                             1991 STOCK OPTION PLAN

         1. Purpose of the Plan. This plan shall be known as the Harte-Hanks Communications, Inc. 1991 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to key employees of Harte-Hanks Communications, Inc. or any present or future Parent or Subsidiary of Harte-Hanks Communications, Inc. to promote the success of the business of these corporations. It is intended that options that qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, as well as nonqualified options may be granted pursuant to the Plan, and the Plan shall be construed accordingly.

         2. Definitions. As used herein, the following definitions shall apply:

            (a)      "Corporation" shall mean Harte-Hanks Communications,
                     Inc.

            (b) "Board" shall mean the Board of Directors of the Corporation and, subject to such limitations as are prescribed by the Board of Directors of the Corporation, the committee, if any, appointed to administer the Plan pursuant to paragraph 4(a) hereof.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" shall mean common stock, par value $1.00 per share, of the Corporation.

            (e) "Employee" shall mean, with respect to Incentive Stock Options, any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation who would qualify as an "employee" under Treas. Reg.
                     Section 1.421-7(h)(1) or successor regulation. With respect to non-qualified options, "Employee" shall also include consultants and advisors who provide services to the Corporation or any of its Subsidiaries or its Parent, including outside directors of the Corporation.

            (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (g) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by the New York Stock Exchange or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Board, in its sole discretion. In making such determination, the Board may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

            (h) "Incentive Stock Option" or "ISO" shall mean an Option that constitutes an incentive stock option within the meaning of
                     Section 422 of the Code. These options shall be designated as Incentive Stock Options.


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            (i)      "Option" shall mean a stock option granted pursuant to this
                     Plan.

            (j) "Parent" shall mean any future corporation which would be a "parent corporation" of the Corporation as defined in
                     Section 425(e) and (g) of the Code.

            (k) "Participant" shall mean an Employee who receives an Option.

            (l) "Plan" shall mean the Harte-Hanks Communications, Inc. 1991 Stock Option Plan.

            (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (n) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Corporation as defined in Section 425(f) and (g) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of paragraph 7 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options pursuant to the Plan shall not exceed 8,000,000 shares. Such shares may be either authorized but unissued shares or treasury shares.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, be available for the grant of other Options under the Plan.

         4. Administration of the Plan.

            (a) The Plan shall be administered by the Board; provided however, that the Board at any time can appoint a committee, consisting solely of non-employee directors, to administer the Plan.

            (b) Powers of the Board. The Board (or a committee appointed pursuant to Section 4(a) above) is authorized (but only to the extent not contrary to the express provisions of the
                     Plan) to select from the persons who are eligible to receive Options under the Plan the particular persons who will receive Options, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan and to make other determinations and exercise such other power and authority as may be necessary or advisable for the administration of the Plan. A majority of the Board members eligible to act shall constitute a quorum for purposes of acting with respect to the Plan and the action of a majority of the members present who are eligible to act at any meeting at which a quorum is present shall be deemed the action of the Board.

                     The President or any Vice President of the Corporation is hereby authorized to execute instruments evidencing duly granted Options on behalf of the Corporation and to cause them to be delivered to the Participants.

            (c) Effect of Board Decisions. All decisions, determinations and interpretations of the Board with respect to the Plan and Options granted thereunder shall be final and conclusive on all persons affected thereby.


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            (d)      Approval of Grants. Each grant of Option must be approved
                     in one of the following ways:

                     (i) Board/Committee Approval. The entire Board of the Corporation or a committee thereof may vote in advance to approve such grant.

                     (ii) Stockholder Approval/Ratification. In compliance with Section 14 of the Exchange Act, a majority of the stockholders of the Corporation duly entitled to vote on such matters at meetings held in accordance with the Delaware Corporation Law, may either in advance of the grant or no later than the next annual meeting of stockholders, affirmatively vote to approve such grant.

         5. Eligibility.

            (a) All Employees are eligible to receive Options under the Plan, except that no Employee shall be eligible to receive an Incentive Stock Option if, on the date of grant, such Employee owns (including ownership through the attribution provisions of Section 424 of the Code) in excess of 10% of the outstanding voting stock of the Company (or of its parent or subsidiary as defined in Section 424 of the
                     Code).

            (b) No Participant shall be eligible to be granted Options with respect to more than 1,000,000 shares of Common Stock per calendar year under the Plan.

         6. Term of Plan. The Plan shall continue in effect until terminated pursuant to Paragraph 12.

         7. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each share of Common Stock then under Option or available for Option the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be so exchanged, together with an appropriate adjustment of the option price.

         In the event there shall be any other change in the number of, or kind of, issued shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, the Board shall make such adjustment, if any, in the number, or kind, or option price of shares then subject to an Option or available for Option as is equitably required. Any such adjustment shall be effective and binding for all purposes of the Plan.

         8. Time of Granting Options. The date of grant of an Option under the Plan shall for all purposes, be the date on which the Board awards the Option or, if otherwise, the date specified by the Board as the date the award is to be effective. Notice of the grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         9. Manner of Exercise. Payment methods for the exercise of Options granted under this Plan may include any of the following, as determined by the Board or a committee at the date of the grant or prior to any exercise, provided that such


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method is not prohibited by the applicable Option agreement (or the law applicable thereto as the same may be amended from time to time):

         (a)      by check;

         (b)      in shares of Common Stock owned by the Participant;

         (c)      partly by check and partly in shares of Common Stock.

         Notwithstanding the foregoing, Incentive Stock Options granted prior to January 1, 1998, may be exercised only by check. If Participant-owned Common Stock is used to pay the purchase price, the Common Stock used must have been held by the Participant for at least six months prior to the date of exercise. Payments made in Common Stock shall be made by tendering to the Company shares owned by the Participant having an aggregate Fair Market Value per share that is not greater than the exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price by check. The Board or the committee may, in its discretion, authorize a constructive exchange of existing shares, as follows: the Participant may exercise the option by delivering a notarized statement that the Participant has owned for at least six months the number of shares of Common Stock to be used for the exercise of the Option (and delivering cash, to the extent the value of such shares is less than the exercise price), and thereupon, a new certificate shall be issued to the Participant for the number of shares being acquired pursuant to the exercise of the Option, less the number of shares being constructively tendered as set forth in the Participant's notarized statement. The Board or committee, in its discretion, may also authorize: (a) Participants to deliver Common Stock as payment for the withholding taxes due upon exercise of a non-qualified option; or (b) at the request of the Participant, withholding of a number of shares from the certificate satisfactory to pay the withholding taxes due on exercise of a non-qualified option.

         10. Effective Date. The Plan became effective on February 28, 1991, the date it was adopted by the Board of Directors of the Corporation.

         11. Modification of Options. At any time and from time to time the Board may execute an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on such holder by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

         12. Amendment and Termination of the Plan. The Board may alter, suspend or discontinue the Plan at any time. However, all Incentive Stock Options must be granted within ten years of the effective date of the Plan, or the date the Plan is approved by the shareholders, whichever is earlier. No action of the Board may impair any then outstanding Option without the consent of the holder of the Option.

             No amendment may be made without the approval of the stockholders of the Corporation by the affirmative votes of the holders of a majority of shares of Common Stock casting votes at a duly held stockholder's meeting which amendment would (i) increase the number of shares available under the Plan; (ii) change the employees or class of employees eligible to participate in the Plan; or (iii) change the material terms of the Plan as construed under Section 162(m) of the Code.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the shares may then be listed.


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        The Corporation shall not be liable for refusing to sell or issue any shares if the Corporation cannot obtain from the appropriate regulatory body(ies) authority deemed by the Corporation's counsel to be necessary lawfully to issue or sell such shares.

        As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

        14. Restrictions on Shares. The Board may impose such restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement entered into hereunder.

        15. Reservation of Shares. The Corporation during the term of this Plan will reserve and keep available a number of shares sufficient to satisfy the requirements of the Plan.

        16. Change of Control.

            (a) In order to maintain the Participants' rights in the event of a Change of Control or Potential Change of Control of the Corporation, as hereinafter defined, the Board, in its sole discretion, may, in addition to and notwithstanding anything to the contrary contained in the Plan, either at the time an Option is granted hereunder or at any time prior to or upon the occurrence of a Change of Control or Potential Change of Control, provide, in whole or in part, for the accelerated exercisability of and/or the waiver of any conditions to the full and immediate exercisability of, each Option outstanding at the time of such Change of Control or Potential Change of Control event. The Board may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an Option as it may deem equitable and in the best interests of the Corporation.

            (b) For the purposes of this paragraph 16, a "Change of Control" shall be deemed to have occurred if: (i) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof), excluding the Corporation, its Subsidiaries and any employee benefit plan sponsored or maintained by the Corporation or its Subsidiaries (including any trustee of such plan acting as trustee), but including a "group" as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of at least fifty percent (50%) of the total number of shares which are entitled to vote for the election of directors of the Corporation (the "Voting Shares"); or (ii) the stockholders of the Corporation shall approve any merger or other business combination of the Corporation, sale of substantially all the Corporation's assets or a combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Corporation and one or more of its Subsidiaries, or a Transaction immediately following which the stockholders of the Corporation immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity. Two or more persons owning in the aggregate fifty percent (50%) or more of the Voting

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                     Shares shall not be deemed to be a "group" for the purposes of paragraph 16(b)(i) hereof solely because such persons are officers or directors of the Corporation.

            (c) For the purposes of this paragraph 16, a Potential Change of Control shall be deemed to have occurred if: (i) a Person commences a tender offer for at least fifty percent (50%) of the Voting Shares; (ii) approval of any Transaction (excluding any Transaction that is excluded for purposes of paragraph 16(b)(ii) above) is requested of stockholders; (iii) proxies for the election of directors of the Corporation are solicited by anyone other than the Corporation; or (iv) any other event occurs which is deemed to be a Potential Change of Control by the Board.

            (d) Notwithstanding the foregoing, no Change of Control or Potential Change of Control shall be deemed to have occurred for purposes of the Plan with respect to an Employee by reason of any actions or events in which such Employee participates in a capacity other than in his or her capacity as an Employee (or as a director of the Company, where applicable).

            (e) Notwithstanding the foregoing, in no event shall the acceleration of any option hereunder upon a Change of Control occur to the extent an "excess parachute payment" (as defined in Code Sec. 280G) would result. In the event that the Board or a committee appointed thereby determines that such an excess parachute payment would result if the full acceleration provision of this section 16(e) occurred (when added to any other payments or benefits contingent on a change of control under any other agreements, arrangements or plans) then the number of shares as to which exercisability is accelerated shall be reduced so that total parachute payments do not exceed 299% of the optionee's "base amount," as defined in Code Sec. 280G(b)(3).

        17. Transferability. All or a portion of the nonqualified options to be granted to a Participant may, in the discretion of the Board or committee, as the case may be, be on terms that permit transfer without consideration by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts, or to a guardian under the Uniform Gift to Minors Act, for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that (x) the stock option agreement pursuant to which such nonqualified options are granted must be approved by the committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of each agreement and Section 9 hereof the term "Participant" shall be deemed to refer to the transferee (however, the events of termination of employment, if any, set forth in the agreement and the obligation to pay withholding taxes shall continue to apply to the transferor). Incentive Stock Options shall be nontransferable except by will or the laws of descent and distribution, and may only be exercisable during the Participant's lifetime, by the Participant.

        18. Stock Option Price. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted. As to nonqualified options awarded to executive officers whose compensation may otherwise exceed the deduction limit of Section 162(m) of the

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Code, if the option price per share is not less than the Fair Market Value of the Common Stock at the date of the grant, such options shall be deemed to be "qualified performance based compensation" under Code Section 162(m)(4)(C), and shall be administered in a manner consistent with that section.

         19. Exercise of Incentive Stock Options. No Incentive Stock Option shall be exercisable at any time after the expiration of ten (10) years from the date of grant. Otherwise, the Board, or a committee appointed by the Board, will set the option terms and exercisability schedule. The total fair market value (determined as of the date of grant) of stock with respect to which ISO's (whether granted under this Plan or under any other agreement or plan of the Company or any of its subsidiaries) are first exercisable by a Participant in any one calendar year shall not exceed $100,000. In the event that the Participant's total ISO's exceed the $100,000 limit in any year (whether due to acceleration of exercisability under Section 16 above, miscalculation, error or otherwise) the amount of ISO's that exceed such limit shall be treated as non-qualified stock options. The ISO's granted earliest (whether under this Plan or any other agreement or plan) shall be applied first to the $100,000 limit. In the event that only a portion of the options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificate(s) for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as ISO stock in its share transfer records.